UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2016

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Included as Exhibit 99.1 hereto is an Investor Deck – Trustmark Acquisition of RB Bancorporation in this Form 8-K regarding the proposed Merger. The Merger is further described in Item 8.01 hereof.

The information contained in Exhibit 99.1 hereto is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Trustmark Corporation (NASDAQ:TRMK) (“Trustmark”) and RB Bancorporation announced on November 14, 2016 the signing of a definitive agreement pursuant to which RB Bancorporation would merge into Trustmark.  RB Bancorporation, with assets of $210 million, is the holding company for Reliance Bank, which has seven offices serving the Huntsville, Alabama MSA.

Under the terms of the definitive agreement, which has been approved unanimously by the Boards of Directors of both companies, holders of RB Bancorporation common stock will receive $22.00 in cash for each share of RB Bancorporation; the aggregate value of the transaction is approximately $25.6 million.  The transaction, which is subject to satisfaction of customary closing conditions, including the approval of RB Bancorporation shareholders and regulatory authorities, is expected to be completed in the first half of 2017. RB Bancorporation’s bank subsidiary, Reliance Bank, will merge into Trustmark National Bank simultaneously with the merger of the respective parent companies.

Gerard R. Host, President and Chief Executive Officer of Trustmark, commented, “We are excited to further expand our Alabama franchise in Athens and the surrounding Huntsville area, which is among the most attractive metropolitan areas in the Southeast.  Reliance Bank’s management team possesses in-depth knowledge of the Huntsville market and is committed to customer satisfaction.  In addition to their solid customer base and attractive Huntsville market, the transaction is a natural expansion of our Alabama franchise.”

Robert F. Harwell, Jr., President and Chief Executive Officer of RB Bancorporation and Reliance Bank, stated, “We are pleased to partner with an organization that has a long and distinguished history of leadership in community banking and shares our customer focus.  We look forward to joining Trustmark and providing our customers additional financial solutions to meet their specific needs.”

Brunini, Grantham, Grower & Hewes, PLLC served as Trustmark’s legal advisor.  SEACAP Financial, Inc. acted as financial advisor and Balch & Bingham LLP served as legal advisor to RB Bancorporation.

Additional Information

Trustmark Corporation is the parent company of Trustmark National Bank, a financial services company providing banking and financial solutions through 194 offices in Alabama, Florida, Mississippi, Tennessee and Texas.

RB Bancorporation is the parent company of Reliance Bank, which has seven offices serving the Huntsville, Alabama MSA.

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, including those associated with the planned termination of our noncontributory tax-qualified defined benefit pension plan, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:	RB Bancorporation Contacts:
Louis E. Greer	Robert F. Harwell, Jr.
Treasurer and	President and Chief Executive Officer
Principal Financial Officer	256-232-1944
601-208-2310

F. Joseph Rein, Jr.

Senior Vice President

601-208-6898

Media:

Melanie A. Morgan

Senior Vice President

601-208-2979

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Investor Deck – Trustmark Acquisition of RB Bancorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	November 14, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Investor Deck – Trustmark Acquisition of RB Bancorporation